UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 33-12791 & 811-5069

EquiTrust Variable Insurance Series Fund

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA	50266-5997

(Address of principal executive offices)	(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code: 515/225-5400

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

EquiTrust Variable Insurance Series Fund

Annual Report

December 31, 2005

5400 University Avenue

West Des Moines, IA 50266

1-877-860-2904

1-515-225-5586

This report is not to be distributed unless preceded or accompanied by a current prospectus.

PRESIDENT’S LETTER

Dear Shareholder:

Following a weak first half, equities generally rebounded in the second half and finished the year ended December 31, 2005 with gains. The broad-market S&P 500 Stock Composite Index (the “S&P 500”) finished the year up 4.91% after trudging through a decline of about 1% in the first six months of the year. Both the Dow Jones Industrial Average and the NASDAQ Composite overcame their losses from the first half of 2005, finishing the year with gains of 1.72% and 2.12%, respectively.

Rising interest rates negatively impacted returns across the fixed-income universe in 2005. Because of the inverse relationship between interest rates and bond values, bond values fell as market interest rates rose during the year, offsetting a significant portion of investors’ return from coupon payments. The Lehman Brothers U.S. Aggregate Index (the “Aggregate Index”) returned 2.43% for 2005, and returns within the U.S. fixed-income universe were similar.

The economy motored along through 2005, with growth of the Gross Domestic Product for the year likely running close to 3.5%. Even with the year’s significant appreciation in energy prices, inflation in 2005 was comparable to the historical average of between 3.0% and 3.5%. This encouraged the Federal Reserve Board to continue to fight inflation with its rate-raising campaign through the end of the year, but long-term interest rates reacted little to the year’s inflation numbers. Short-term rates rose considerably during the year and, as a result, there is now little spread between short-term and long-term market interest rates.

Aggregate equity valuation has improved over the past several years, particularly among large-cap issues, but it remains above-average relative to historical measures. Meanwhile, interest rates — particularly long-term rates — are still low and below average. In this environment, we continue to emphasize the importance of maintaining an appropriate asset allocation plan. The EquiTrust portfolios provide a means for our investors to gain exposure to the domestic equity and fixed income markets.

Money Market: The interest rates offered by money market funds are closely related to the target rate set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Federal Funds rate (the overnight lending rate between banks). The Federal Funds rate has been raised from 1.00% to 4.25% over the last thirteen meetings. Inflation, consumer spending, and unemployment numbers have been key FOMC concerns throughout 2005. The FOMC will finish the tightening cycle when economic data suggests deterioration to a more sustainable level of growth. The hurricanes of 2005, once a major economic concern, are currently viewed by the committee as not material to the long-term health of the U.S. economy. The FOMC does believe, however, that a neutral rate level is in sight. The most recent FOMC statement implies the current economic data will be critical to the upcoming rate decisions. The Federal Funds target rate is expected to be 4.50% in the first half of 2006. On December 31, 2005, the Money Market Portfolio had a 7-day yield of 4.03%.

High Grade Bond: During a year when U.S. long term rates were expected to rise and the FOMC continued the “measured” campaign of hiking the Federal Funds Rate 25 basis points at every meeting, the Lehman Brothers U.S. Treasury Index was able to produce a 2.79% total return in 2005. During the year the Treasury curve continued to flatten with the two-year Treasury yield rising 133 basis points to 4.40% while the ten-year Treasury yield rose 17 basis points to 4.39% and the thirty-year Treasury yield fell 29 basis points to 4.54%. The Lehman Brothers U.S. Fixed Rate MBS Index (35% of the Aggregate Index) had a return of 2.61% during 2005. This Index finished the year as the second worst performing component of the Aggregate Index with –37 basis points of excess return compared to duration neutral Treasuries. This poor performance was driven mainly by increases in overall interest rates and the high negative convexity that this Index had at the start of the year. The Lehman Brothers U.S. Treasury Index (25% of the Aggregate Index) had a total return of 2.79% for the year. The Lehman Brothers U.S. Investment Grade Corporate Index (19% of the Aggregate Index) was the worst performing component of the Aggregate Index with a 1.68% total return and –115 basis points of excess return. Unlike the results in 2004, lower quality issues tended to underperform during the year with the Baa quality bucket producing an excess return of –233 basis points compared to 133, 69 and 3 basis points of negative excess return for the A, Aa, and Aaa rated buckets, respectively. The Investment Grade Corporate Index had an option-adjusted spread of 90 basis points as of December 30, 2005, which was only 9 basis points higher than year-end 2004. We feel that the overall solid credit quality and the strong technicals of the investment grade credit market are fully reflected in current spread levels. The Lehman Brothers U.S. Agency Index (12% of the Aggregate Index) had a total return of 2.33% and an excess return of 13 basis points.

Given our view that the FOMC is not done raising the Federal Funds rate and the narrow level of spreads we feel it is not an appropriate time to take on more interest rate risk than the Aggregate Index.

Strategic Yield: For the year ended December 31, 2005, the Lehman Brothers U.S. High Yield Index (the “High Yield Index”) had a return of 2.74% (47 basis points excess return relative to duration neutral Treasuries) which exceeded the return of

1.68% (–115 basis points excess return relative to duration neutral Treasuries) produced by the U.S. Investment Grade Corporate Index, but was less than the 4.91% total return of the S&P 500. On a fundamental basis, a continued low level of defaults and fairly stable credit trends helped the high yield market outperform the investment grade corporate market. The yield on the High Yield Index increased to 8.25% from 6.76% while the option-adjusted spread rose 69 basis points to 357 basis points over the course of 2005. But returns were mixed by credit rating within the High Yield Index in 2005. Caa rated bonds were the worst performer with a .64% return while single-B rated and Ba-rated issues returned 3.53% and 2.88%, respectively.

In general, we continue to feel that the investment grade and non-investment grade corporate markets are fully valued. Because of this we may add more Government Agency issues, as well as look for attractive issues in the corporate market.

Managed: As noted above, the S&P 500 returned 4.91% on a total return basis in 2005. The Managed Portfolio trailed that just modestly with a total return of 4.53% for the period.

The Managed Portfolio holds equities, high quality fixed income securities and cash-like instruments, so its returns will generally reflect this composition. For 2005, its equity exposure modestly trailed the S&P 500, primarily due to lagging performance by the Portfolio’s holdings in the financials and materials sectors. Similar to many segments in the domestic fixed income universe, the Portfolio’s fixed income holdings declined with the rise in interest rates. The Portfolio’s cash holdings recorded a positive return for the year but still trailed the gain of the S&P 500, further impacting its performance against the benchmark.

From a value standpoint, equities remain more attractive compared to high quality fixed income issues, and so we remain more inclined to add to the Portfolio’s equity exposure than to its fixed income allocation. That said, cash instruments will likely offer competitive returns in the near-term.

Value Growth: The Value Growth Portfolio modestly outperformed the S&P 500 for 2005, with a total return of 6.41% compared to 4.91% for the benchmark.

The Portfolio outperformed the S&P 500 primarily due to higher returns in the energy and consumer discretionary sectors, but its consumer staples and industrials holdings also contributed gains for the year. Lagging returns in the Portfolio’s financials and materials holdings, however, did offset some of the positive relative performance elsewhere.

The Portfolio has a notably large-cap tilt, as during the year we increased its weighting in this segment of the equity market considerably. Aggregate valuation for the market is fair, but large-cap stocks have become appealing in the past year as these issues receded to attractive valuations from lofty levels reached during the late 1990s/early 2000s.

Blue Chip: The Blue Chip Portfolio passively tracks the direction of the large capitalization equity market and so would be expected to offer performance similar to that of the largest stocks in the domestic large-cap segment. It produced a total return of 2.29% for the year, compared to 4.91% for the S&P 500. The Portfolio lagged the broad-market S&P 500 largely because the benchmark’s smaller capitalization names drove performance for the period. Otherwise, the Portfolio’s performance compared quite favorably to that of the benchmark’s largest components. The Portfolio remains substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

Craig A. Lang

President

January 23, 2006

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance is not a guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Comparison of Change in Value of $10,000 Investment in

the High Grade Bond Portfolio and Lehman Brothers U.S. Aggregate Index

During the twelve-month period ended December 31, 2005, the High Grade Bond Portfolio outperformed the Lehman Brothers U.S. Aggregate Index (“Aggregate Index”), as reflected by the 2.65% total return produced by the Portfolio versus the 2.43% total return produced by the Index.

The total returns for the major components of the Aggregate Index for this period were as follows: U.S. Fixed Rate Mortgage Backed Securities (35% of the Index), 2.61%; U.S. Treasury Securities (25% of the Index), 2.79%; U.S. Investment Grade Corporate Securities (19% of the Index), 1.68%. In comparison, the Portfolio had approximately 41% of its assets invested in fixed rate mortgage-backed securities, 30% in corporate securities, 14% in cash equivalents, 9% in U.S. Agencies, and 6% in U.S. Treasuries. The Aggregate Index had an effective duration1 of 4.57 as of December 31, 2005. The effective duration of the Portfolio was 3.85. The Portfolio outperformed the Aggregate Index mainly because of the Portfolio’s overexposure to outperforming cash equivalents, as well as specific issues in the Portfolio which more than offset our higher exposure to underperforming fixed rate mortgage backed and corporate issues.

The composition of the Portfolio at the end of the reporting period was approximately similar to that at the start with a slight decrease in cash equivalents and a slight increase in U.S. Agencies. Going forward, we anticipate continuing to maintain a duration below that of the Index as we feel the risk of rising interest rates outweighs the possible upside from falling rates at the present time.

[1]	Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.
*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in

the Strategic Yield Portfolio and Lehman Brothers U.S. Credit/High Yield Index

During the twelve-month period ended December 31, 2005, the 3.26% total return produced by the Strategic Yield Portfolio was greater than the 2.18% return produced by the Lehman Brothers U.S. Credit/High Yield Index. The total returns for the two components of the Lehman Brothers U.S. Credit/High Yield Index over this period were as follows: U.S. Investment Grade Credit (76% of the Index), 1.96%; and U.S. High Yield (24% of the Index), 2.74%. In comparison, the Portfolio had approximately 31% of its assets invested in corporate securities rated investment grade by both Moody’s and Standard & Poor’s, 38% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody’s and/or Standard & Poor’s, 20% of its assets invested in cash equivalents and 11% in U.S. Government Agency issues. The Portfolio outperformed the overall Lehman Brothers U.S. Credit/High Yield Index due to its larger exposure to outperforming cash equivalents and the general outperformance of individual securities in the Portfolio which more than offset expenses.

The Portfolio has historically invested in a mix of high yield and investment grade issues attempting to find attractive issues in both markets.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in

the Managed Portfolio and S&P 500

The Managed Portfolio narrowly underperformed the S&P 500 for the twelve-month period ended December 31, 2005, with a total return of 4.53% compared to 4.91% for the Index. Given that the Portfolio holds not only equities but also fixed-income securities and cash instruments, its performance will generally differ from that of the S&P 500 from year to year. As such, the Portfolio modestly lagged the S&P 500 in 2005 primarily due to its fixed-income and cash allocations, both of which trailed the benchmark for the year; the Portfolio’s equities otherwise performed in line with the S&P 500.

Within the Portfolio’s equity allocation, we continue to emphasize high quality stocks and sectors, selecting names with a decidedly value or yield-oriented tilt. During the year, we were quite active in adding large- and mega-cap stocks such as Wal-Mart and Deere & Co., as well as adding to existing positions in Pfizer and Johnson & Johnson. We are finding that this segment of the equity market currently offers the most value, as many such stocks have traded down to historically attractive valuations from the lofty levels they reached in the late 1990s.

Because high quality fixed-income issues continue to trade near historically low yields, we remain more compelled to add to the Portfolio’s equity holdings than to its fixed-income allocation. At the same time, cash instruments will potentially offer competitive returns in the near-term.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in

the Value Growth Portfolio and S&P 500

The Value Growth Portfolio outperformed the S&P 500 for the twelve-month period ended December 31, 2005; it produced a total return of 6.41% and the benchmark returned 4.91%. The Portfolio outperformed the S&P 500 primarily due to the positive relative performance of its energy and consumer discretionary holdings. Rising energy prices and energy company earnings drove energy stocks for the year and made that sector the S&P 500’s top performer. Relative to the S&P 500, the Portfolio was overweight in the energy sector much of the year, and its holdings outperformed the S&P 500’s energy constituents. The Portfolio remained underweight in the consumer discretionary sector for the year, and its holdings also performed better than did the S&P 500’s consumer discretionary stocks.

The Portfolio’s strong relative performance in these two sectors was partially offset by relative underperformance in the financials and materials sectors. It was underweight in the financials sector compared to the benchmark, and its financials holdings, in aggregate, lagged the S&P 500’s financials constituents. The Portfolio was overweight in the materials sector, and the performance of its holdings lagged that of the S&P 500’s materials sector constituents.

During 2005, we added new positions in stocks like Wal-Mart and Coca-Cola Enterprises, and also added to existing positions in Cisco and Microsoft. These and other stocks like them in the large- and mega-cap segment of the equity market currently appear to offer the most value across the aggregate equity market. Valuation has become attractive among such companies in the past five years because they have continued to grow earnings while their stock performance has actually been relatively flat. We continue to watch for opportunities to raise the Portfolio’s exposure to this segment of the equity market.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in

the Blue Chip Portfolio and S&P 500

The Blue Chip Portfolio is designed to represent the large-capitalization sector of the domestic equity market, and remains substantially invested in approximately 50 such common stock issues. Given the Portfolio’s constitution, its performance will track with that of the broad-market S&P 500, but it will be most similar to that of the large-capitalization segment within the S&P 500.

The Portfolio posted a total return of 2.29% for the twelve-month period ended December 31, 2005, compared to 4.91% for the S&P 500. As has been common in the past several years, the benchmark’s smaller-capitalization components drove its overall performance for the year, while the returns from the benchmark’s largest members generally trailed those of the smaller members. Because the Portfolio holds only large-capitalization stocks, its gain approximated that of the S&P 500’s large-cap segment but trailed the S&P 500 overall.

*	Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2005

Money Market Portfolio

Portfolio Holdings by Asset Type

High Grade Bond Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

Strategic Yield Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.
**	Credit quality as reported by Standard & Poor’s.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2005

Managed Portfolio

Portfolio Holdings by Industry Sector

Value Growth Portfolio

Portfolio Holdings by Industry Sector

Blue Chip Portfolio

Portfolio Holdings by Industry Sector

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on July 1, 2005 and held until December 31, 2005.

Actual Expenses –

The first line for each Portfolio in the table below provides information about actual account values and actual expenses for that Portfolio. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the same Portfolio to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes –

The second line for each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period* 7/1/2005 - 12/31/2005	Annualized Expense Ratio
Value Growth				0.58%
Actual	$1,000	$1,034.90	$2.97
Hypothetical**	$1,000	$1,022.08	$2.95
High Grade Bond				0.45%
Actual	$1,000	$1,004.20	$2.27
Hypothetical**	$1,000	$1,022.73	$2.29
Strategic Yield				0.59%
Actual	$1,000	$1,003.70	$2.99
Hypothetical**	$1,000	$1,022.02	$3.01
Managed				0.56%
Actual	$1,000	$1,023.30	$2.85
Hypothetical**	$1,000	$1,022.19	$2.84
Money Market				0.64%
Actual	$1,000	$1,014.80	$3.26
Hypothetical**	$1,000	$1,021.77	$3.27
Blue Chip				0.31%
Actual	$1,000	$1,038.30	$1.57
Hypothetical**	$1,000	$1,023.46	$1.55
*	Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio, multiplied by the average account value over the period, multiplied by 183 days divided by 364 to reflect the one-half year period.
**	Hypothetical examples are based on a 5% return before expenses.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
ASSETS

Investments in securities, at value (cost — $55,221,500; $34,507,575; $35,885,521; $75,433,853; $5,803,761; and $67,314,291, respectively)	$60,215,780	$34,737,480	$36,551,773	$83,302,397	$5,803,761	$82,472,065
Cash	—	—	—	—	104,157	—
Receivables:
Accrued dividends and interest	65,847	255,776	559,184	151,159	5,245	95,979
Fund shares sold	1,781	1,882	4,936	3,779	389,160	18,300
Prepaid expense and other assets	184	91	92	234	21	278

Total Assets	60,283,592	34,995,229	37,115,985	83,457,569	6,302,344	82,586,622

LIABILITIES

Payable for fund shares redeemed	52,494	42,651	42,239	81,346	4,913	75,986
Dividends payable	—	—	—	—	3,928	—
Accrued expenses	7,727	6,736	6,404	8,121	5,873	9,231

Total Liabilities	60,221	49,387	48,643	89,467	14,714	85,217

NET ASSETS	$60,223,371	$34,945,842	$37,067,342	$83,368,102	$6,287,630	$82,501,405

ANALYSIS OF NET ASSETS

Paid-in capital	$55,178,471	$34,716,348	$38,660,863	$68,728,193	$6,287,630	$72,782,390
Accumulated undistributed net investment income	836,213	—	—	1,836,551	—	1,635,261
Accumulated undistributed net realized gain (loss) from investment transactions	(785,593)	(411)	(2,259,773)	4,934,814	—	(7,074,020)
Net unrealized appreciation of investments	4,994,280	229,905	666,252	7,868,544	—	15,157,774

NET ASSETS	$60,223,371	$34,945,842	$37,067,342	$83,368,102	$6,287,630	$82,501,405

Shares issued and outstanding as of December 31, 2005	4,411,188	3,439,663	4,056,824	5,275,646	6,287,630	2,338,838
NET ASSET VALUE PER SHARE	$13.65	$10.16	$9.14	$15.80	$1.00	$35.27

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF OPERATIONS

Year Ended December 31, 2005

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
INVESTMENT INCOME

Dividends	$902,296	$15,900	$27,825	$1,080,557	$—	$1,705,746
Interest	276,047	1,613,050	2,091,903	1,198,670	191,129	183,103
Less foreign tax withholding	(1,947)	—	—	(2,915)	—	—

Total Investment Income	1,176,396	1,628,950	2,119,728	2,276,312	191,129	1,888,849

EXPENSES

Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	264,000	96,194	151,258	352,284	15,521	165,394
Accounting fees	29,337	16,032	16,806	30,000	3,104	30,000
Custodial fees	9,388	8,329	6,889	10,366	8,721	7,527
Professional fees	21,733	14,681	15,152	26,170	8,603	28,359
Reports to shareholders	6,233	3,375	3,510	8,208	722	8,906
Trustees’ fees and expenses	5,384	2,957	3,104	7,211	565	7,610
Insurance and bonds	1,392	727	744	1,793	130	2,043
Miscellaneous	2,716	1,541	1,630	3,729	259	3,749

Total Expenses	340,183	143,836	199,093	439,761	37,625	253,588

Net Investment Income	836,213	1,485,114	1,920,635	1,836,551	153,504	1,635,261

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from investment transactions	5,643,255	(411)	2,105	4,991,158	—	393
Change in unrealized appreciation (depreciation) of investments	(2,829,929)	(636,795)	(850,982)	(3,285,381)	—	228,495

Net Gain (Loss) on Investments	2,813,326	(637,206)	(848,877)	1,705,777	—	228,888

Net Increase in Net Assets Resulting from Operations	$3,649,539	$847,908	$1,071,758	$3,542,328	$153,504	$1,864,149

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth Portfolio		High Grade Bond Portfolio		Strategic Yield Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
OPERATIONS

Net investment income	$836,213	$662,829	$1,485,114	$1,218,691	$1,920,635	$1,685,239
Net realized gain (loss) from investment transactions	5,643,255	2,173,686	(411)	43,870	2,105	148,802
Change in unrealized appreciation (depreciation) of investments	(2,829,929)	3,213,722	(636,795)	(51,531)	(850,982)	581,354

Net Increase in Net Assets Resulting from Operations	3,649,539	6,050,237	847,908	1,211,030	1,071,758	2,415,395

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income	(665,116)	(563,058)	(1,485,114)	(1,218,691)	(1,920,635)	(1,685,239)
Net realized gain from investment transactions	—	—	(43,870)	(70,428)	—	—

Total Dividends and Distributions	(665,116)	(563,058)	(1,528,984)	(1,289,119)	(1,920,635)	(1,685,239)
CAPITAL SHARE TRANSACTIONS	(1,114,667)	54,029	5,647,061	3,398,714	7,278,727	4,408,930

Total Increase (Decrease) in Net Assets	1,869,756	5,541,208	4,965,985	3,320,625	6,429,850	5,139,086

NET ASSETS
Beginning of year	58,353,615	52,812,407	29,979,857	26,659,232	30,637,492	25,498,406

End of year (including accumulated undistributed net investment income as set forth below)	$60,223,371	$58,353,615	$34,945,842	$29,979,857	$37,067,342	$30,637,492

Accumulated Undistributed Net Investment Income	$836,213	$665,116	$—	$—	$—	$—

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Managed Portfolio		Money Market Portfolio		Blue Chip Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
OPERATIONS

Net investment income	$1,836,551	$1,297,777	$153,504	$45,967	$1,635,261	$1,621,030
Net realized gain (loss) from investment transactions	4,991,158	2,810,450	—	—	393	(616,554)
Change in unrealized appreciation (depreciation) of investments	(3,285,381)	1,790,691	—	—	228,495	3,865,719

Net Increase in Net Assets Resulting from Operations	3,542,328	5,898,918	153,504	45,967	1,864,149	4,870,195

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income	(1,297,777)	(1,367,844)	(153,504)	(45,967)	(1,621,030)	(1,194,008)
Net realized gain from investment transactions	(1,299,691)	—	—	—	—	—

Total Dividends and Distributions	(2,597,468)	(1,367,844)	(153,504)	(45,967)	(1,621,030)	(1,194,008)
CAPITAL SHARE TRANSACTIONS	7,547,535	3,611,860	(304,435)	(135,487)	(2,701,841)	1,451,850

Total Increase (Decrease) in Net Assets	8,492,395	8,142,934	(304,435)	(135,487)	(2,458,722)	5,128,037

NET ASSETS

Beginning of year	74,875,707	66,732,773	6,592,065	6,727,552	84,960,127	79,832,090

End of year (including accumulated undistributed net investment income as set forth below)	$83,368,102	$74,875,707	$6,287,630	$6,592,065	$82,501,405	$84,960,127

Accumulated Undistributed Net Investment Income	$1,836,551	$1,297,777	$—	$—	$1,635,261	$1,621,030

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO

December 31, 2005

	Shares Held	Value

COMMON STOCKS (80.78%)
APPAREL AND OTHER TEXTILE PRODUCTS (0.38%)
Jones Apparel Group, Inc.	7,500	$230,400

AUTOMOTIVE REPAIR, SERVICES AND PARKING (0.69%)
Ryder System, Inc.	10,100	414,302

BUSINESS SERVICES (4.48%)
Affiliated Computer Services, Inc.-Class A (1)	11,400	674,652
Computer Associates International, Inc.	12,174	343,185
Compuware Corp. (1)	16,050	143,968
Electronic Data Systems Corp.	5,745	138,110
First Data Corp.	3,520	151,395
Microsoft Corp.	23,105	604,196
Oracle Corp. (1)	12,300	150,183
Symantec Corp. (1)	28,002	490,035

		2,695,724
CHEMICALS AND ALLIED PRODUCTS (13.58%)
Abbott Laboratories	8,000	315,440
Biogen Idec, Inc. (1)	4,620	209,425
Bristol-Myers Squibb Co.	18,220	418,696
Colgate-Palmolive Co.	3,255	178,537
E.I. du Pont de Nemours & Co.	12,555	533,587
GlaxoSmithKline PLC	5,500	277,640
IVAX Corp. (1)	17,000	532,610
Johnson & Johnson	13,935	837,493
KV Pharmaceutical Co.-Class A (1)	12,700	261,620
Merck & Co., Inc.	9,764	310,593
Mylan Laboratories, Inc.	20,925	417,663
Olin Corp.	6,400	125,952
Perrigo Co.	25,615	381,920
Pfizer, Inc.	43,526	1,015,026
Schering-Plough Corp.	23,200	483,720
Sensient Technologies Corp.	52,575	941,093
SurModics, Inc. (1)	3,637	134,533
Taro Pharmaceutical Industries, Ltd. (1)	6,600	92,202
Teva Pharmaceutical Industries, Ltd.	10,216	439,390
Wyeth	5,835	268,818

		8,175,958
COMMUNICATIONS (2.47%)
BellSouth Corp.	11,000	298,100
Comcast Corp.-Class A (1)	12,510	324,760
Sprint Nextel Corp.	25,603	598,086
Verizon Communications, Inc.	8,800	265,056

		1,486,002

	Shares Held	Value

DEPOSITORY INSTITUTIONS (7.35%)
AmSouth Bancorp.	11,630	$304,822
Bank of America Corp.	12,204	563,215
Bank of New York Co., Inc.	8,681	276,490
BOK Financial Corp.	3,500	159,005
Citigroup, Inc.	23,183	1,125,071
National City Corp.	6,830	229,283
New York Community Bancorp., Inc.	23,156	382,537
U. S. Bancorp.	20,450	611,250
Wachovia Corp.	7,650	404,379
Wilmington Trust Corp.	9,500	369,645

		4,425,697
EATING AND DRINKING PLACES (0.38%)
Wendy’s International, Inc.	4,200	232,092

ELECTRIC, GAS AND SANITARY SERVICES (2.70%)
Alliant Energy Corp.	8,660	242,826
Atmos Energy Corp.	11,267	294,745
Keyspan Corp.	10,310	367,964
Pepco Holdings, Inc.	16,200	362,394
Xcel Energy, Inc.	19,405	358,216

		1,626,145
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (3.04%)
Adaptec, Inc. (1)	43,100	250,842
ADC Telecommunications, Inc. (1)	18,205	406,700
Cisco Systems, Inc. (1)	30,600	523,872
ECI Telecom, Ltd. (1)	10,000	74,900
Emerson Electric Co.	2,300	171,810
Helen of Troy, Ltd. (1)	8,966	144,442
Intel Corp.	8,900	222,144
JDS Uniphase Corp. (1)	16,400	38,704

		1,833,414
FOOD AND KINDRED PRODUCTS (3.34%)
Anheuser-Busch Cos., Inc.	6,395	274,729
Coca-Cola Co.	6,680	269,271
Coca-Cola Enterprises, Inc.	17,485	335,187
ConAgra Foods, Inc.	24,000	486,720
General Mills, Inc.	4,110	202,705
Sara Lee Corp.	23,400	442,260

		2,010,872
FOOD STORES (0.61%)
Kroger Co. (1)	19,526	368,651

GENERAL MERCHANDISE STORES (2.53%)
Federated Department Stores, Inc.	3,008	199,521
Fred’s, Inc.	35,165	572,135
Target Corp.	5,300	291,341
Wal-Mart Stores, Inc.	9,835	460,278

		1,523,275

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value

HEALTH SERVICES (2.86%)
Health Management Associates, Inc.	12,800	$281,088
Laboratory Corp. of America Holdings (1)	10,660	574,041
Lifepoint Hospitals, Inc. (1)	11,463	429,863
Universal Health Services, Inc.-Class B	9,420	440,291

		1,725,283
HOLDING AND OTHER INVESTMENT OFFICES (0.46%)
Highwoods Properties, Inc.	9,750	277,387

INDUSTRIAL MACHINERY AND EQUIPMENT (4.11%)
3M Co.	4,220	327,050
Deere & Co.	3,990	271,759
EMC Corp. (1)	22,500	306,450
Hewlett-Packard Co.	6,000	171,780
Ingersoll-Rand Co., Ltd.-Class A	19,900	803,363
Solectron Corp. (1)	22,500	82,350
SPX Corp.	6,373	291,692
Stanley Works (The)	4,600	220,984

		2,475,428
INSTRUMENTS AND RELATED PRODUCTS (3.81%)
Agilent Technologies, Inc. (1)	7,000	233,030
Becton Dickinson & Co.	13,226	794,618
Boston Scientific Corp. (1)	4,770	116,817
Fisher Scientific International, Inc. (1)	8,176	505,767
Medtronic, Inc.	6,300	362,691
Perkinelmer, Inc.	11,900	280,364

		2,293,287
INSURANCE CARRIERS (4.62%)
Allstate Corp.	8,095	437,697
American International Group, Inc.	9,740	664,560
MBIA, Inc.	6,640	399,462
MetLife, Inc.	3,795	185,955
Protective Life Corp.	9,300	407,061
Safeco Corp.	6,240	352,560
WellPoint, Inc. (1)	4,222	336,873

		2,784,168
METAL MINING (1.75%)
Barrick Gold Corp.	20,000	557,400
Placer Dome, Inc.	21,600	495,288

		1,052,688
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.43%)
Hasbro, Inc.	12,900	260,322

MOTION PICTURES (0.72%)
News Corp.-Class A	17,040	264,972
Time Warner, Inc.	9,600	167,424

		432,396

	Shares Held	Value

NONDEPOSITORY INSTITUTIONS (0.53%)
Federal Home Loan Mortgage Corp.	4,900	$320,215

OIL AND GAS EXTRACTION (4.44%)
Apache Corp.	5,200	356,304
Burlington Resources, Inc.	15,480	1,334,376
Occidental Petroleum Co.	4,750	379,430
Rowan Cos., Inc.	16,900	602,316

		2,672,426
PAPER AND ALLIED PRODUCTS (2.14%)
Abitibi Consolidated, Inc.	92,600	375,030
Bemis Co., Inc.	10,865	302,699
International Paper Co.	8,700	292,407
Kimberly-Clark Corp.	2,610	155,687
Sonoco Products Co.	5,500	161,700

		1,287,523
PETROLEUM AND COAL PRODUCTS (4.43%)
BP PLC	6,000	385,320
Chevron Corp.	14,100	800,457
ConocoPhillips	25,466	1,481,612

		2,667,389
PRIMARY METAL INDUSTRIES (0.81%)
Northwest Pipe Co. (1)	18,215	488,162

PRINTING AND PUBLISHING (1.26%)
Belo Corp.-Series A	14,835	317,617
R.R. Donnelley & Sons Co.	8,110	277,443
Tribune Co.	5,450	164,917

		759,977
RAILROAD TRANSPORTATION (0.29%)
Union Pacific Corp.	2,155	173,499

TOBACCO PRODUCTS (1.05%)
Altria Group, Inc.	8,460	632,131

TRANSPORTATION EQUIPMENT (2.50%)
Federal Signal Corp.	13,300	199,633
Honeywell International, Inc.	23,500	875,375
ITT Industries, Inc.	4,185	430,302

		1,505,310
WHOLESALE TRADE — NONDURABLE GOODS (1.22%)
Dean Foods Co. (1)	7,701	290,020
Safeway, Inc.	18,720	442,915

		732,935
MISCELLANEOUS EQUITIES (1.80%)
H & Q Life Sciences Investors	27,671	433,324
NASDAQ-100 Trust	16,100	650,762

		1,084,086

Total Common Stocks (Cost $43,652,864)		48,647,144

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value

SHORT-TERM INVESTMENTS (19.21%)
MONEY MARKET MUTUAL FUND (0.23%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $138,615)	138,615	$138,615

	Principal Amount
COMMERCIAL PAPER (5.98%)
DEPOSITORY INSTITUTIONS (1.83%)
Citigroup CP, 4.28%, due 01/27/06	$1,100,000	1,100,000

NONDEPOSITORY INSTITUTIONS (4.15%)
American Express Credit Corp., 4.26%, due 01/25/06	1,000,000	1,000,000
American General Finance Corp., 4.28%, due 01/11/06	1,000,000	1,000,000
General Electric Capital Corp., 4.10%, due 01/04/06	500,000	500,000

		2,500,000

Total Commercial Paper (Cost $3,600,000)		3,600,000

UNITED STATES GOVERNMENT AGENCIES (13.00%)
Federal Home Loan Bank, due 01/11/06	800,000	799,014
Federal Home Loan Bank, due 01/13/06	1,100,000	1,098,387
Federal Home Loan Bank, due 01/20/06	2,300,000	2,294,784
Federal Home Loan Bank, due 01/25/06	600,000	598,276
Federal Home Loan Bank, due 02/01/06	1,000,000	996,293
Federal National Mortgage Assoc., due 01/17/06	950,000	948,137
Federal National Mortgage Assoc., due 02/07/06	1,100,000	1,095,130

Total United States Government Agencies (Cost $7,830,021)		7,830,021

Total Short-Term Investments (Cost $11,568,636)		11,568,636

Total Investments (99.99%) (Cost $55,221,500)		60,215,780

	Principal Amount	Value
OTHER ASSETS LESS LIABILITIES (0.01%)
Cash, receivables, prepaid expense and other assets, less liabilities		$7,591

Total Net Assets (100.00%)		$60,223,371

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO

December 31, 2005

	Shares Held	Value

PREFERRED STOCKS (0.59%)
HOLDING AND OTHER INVESTMENT OFFICES
New Plan Excel Realty Trust-Series D, 7.80% (Cost $200,000)	4,000	$205,500

	Principal Amount
CORPORATE BONDS (28.99%)
DEPOSITORY INSTITUTIONS (2.18%)
Washington Mutual Bank, 5.65%, due 08/15/14	$750,000	760,830

ELECTRIC, GAS AND SANITARY SERVICES (5.34%)
Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19 (1)	700,000	801,017
Oglethorpe Power Corp., 6.974%, due 06/30/11	235,000	244,661
PacifiCorp, 6.90%, due 11/15/11	750,000	820,065

		1,865,743
FOOD STORES (1.86%)
Ahold Finance USA, Inc., 8.25%, due 07/15/10	600,000	648,750

FOOD AND KINDRED PRODUCTS (2.80%)
Diageo Capital PLC, 4.375%, due 05/03/10	1,000,000	977,630

HOLDING AND OTHER INVESTMENT OFFICES (1.90%)
Security Capital Pacific, 7.20%, due 03/01/13	275,000	302,893
Washington REIT, 6.898%, due 02/15/18	350,000	363,097

		665,990
INSURANCE CARRIERS (2.53%)
SunAmerica, 8.125%, due 04/28/23	700,000	885,388

SECURITY AND COMMODITY BROKERS (6.07%)
Goldman Sachs Group, Inc., 5.125%, due 01/15/15	900,000	892,944
Morgan Stanley-Series MTNC, 5.125%, due 02/11/19	1,300,000	1,227,980

		2,120,924
TOBACCO PRODUCTS (2.28%)
UST, Inc., 7.25%, due 06/01/09	750,000	797,483

TRANSPORTATION — BY AIR (3.72%)
Continental Airlines, Inc., 6.545%, due 08/02/20	411,530	411,509

	Principal Amount	Value

Federal Express, 7.50%, due 01/15/18	$198,226	$222,764
Northwest Airlines-Series 1999-2A, 7.575%, due 03/01/19 (2)	662,789	664,413

		1,298,686
TRANSPORTATION EQUIPMENT (0.31%)
Ford Motor Co., 9.215%, due 09/15/21	150,000	109,125

Total Corporate Bonds (Cost $9,858,874)		10,130,549

MORTGAGE-BACKED SECURITIES (29.99%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (0.00%)
Pool # 50276, 9.50%, due 02/01/20	1,022	1,131

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (29.99%)
Pool # 1512, 7.50%, due 12/20/23	28,019	29,532
Pool # 2631, 7.00%, due 08/01/28	33,656	35,150
Pool # 2658, 6.50%, due 10/01/28	59,069	61,444
Pool # 2701, 6.50%, due 01/20/29	69,626	72,381
Pool # 2796, 7.00%, due 08/01/29	57,488	60,009
Pool # 3039, 6.50%, due 02/01/31	24,675	25,621
Pool # 3040, 7.00%, due 02/01/31	41,555	43,356
Pool # 3188, 6.50%, due 02/20/32	144,228	149,717
Pool # 3239, 6.50%, due 05/01/32	130,331	135,290
Pool # 3261, 6.50%, due 07/20/32	254,565	264,253
Pool # 3320, 5.50%, due 12/01/32	946,688	952,174
Pool # 3333, 5.50%, due 01/01/33	777,887	782,300
Pool # 3375, 5.50%, due 04/01/33	120,172	120,853
Pool # 3390, 5.50%, due 05/01/33	532,347	535,368
Pool # 3403, 5.50%, due 06/01/33	901,364	906,478
Pool # 3458, 5.00%, due 10/01/33	720,844	709,705
Pool # 3499, 5.00%, due 01/01/34	1,133,204	1,115,419
Pool # 3556, 5.50%, due 05/01/34	1,191,062	1,196,641
Pool # 3623, 5.00%, due 10/01/34	1,750,254	1,722,785
Pool # 22630, 6.50%, due 08/01/28	32,310	33,610
Pool # 276337, 10.00%, due 08/15/19	6,101	6,820
Pool # 643816, 6.00%, due 07/01/25	1,483,094	1,522,189

		10,481,095

Total Mortgage-Backed Securities (Cost $10,451,978)		10,482,226

UNITED STATES GOVERNMENT AGENCIES (20.42%)
Federal Home Loan Bank, 5.50%, due 05/18/15	1,000,000	991,136
Federal Home Loan Mortgage Corp., 4.65%, due 10/10/13	1,000,000	963,460
Federal Home Loan Mortgage Corp., 5.50%, due 10/01/25	1,000,000	997,780

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO (continued)

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (20.42%) — continued
Federal Home Loan Mortgage Corp., 5.50%, due 08/01/35	$1,938,419	$1,916,862
Federal National Mortgage Assoc., 5.55%, due 06/08/15	1,000,000	993,165
Federal National Mortgage Assoc., 6.00%, due 11/09/15	300,000	299,581
Government National Mortgage Assoc., 5.00%, due 05/01/30	1,000,000	974,597

Total United States Government Agencies (Cost $7,200,880)		7,136,581

UNITED STATES TREASURY OBLIGATION (5.68%)
U.S. Treasury Note, 2.50%, due 05/31/06 (Cost $1,998,679)	2,000,000	1,985,460

SHORT-TERM INVESTMENTS (13.73%)
COMMERCIAL PAPER (4.58%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp., 4.17%, due 01/05/06	450,000	450,000
American General Finance Corp., 4.29%, due 01/17/06	750,000	750,000
General Electric Capital Corp., 4.28%, due 01/26/06	400,000	400,000

Total Commercial Paper (Cost $1,600,000)		1,600,000

UNITED STATES GOVERNMENT AGENCIES (8.34%)
Federal Home Loan Mortgage Corp., due 02/01/06	625,000	622,671
Federal National Mortgage Assoc., due 01/09/06	400,000	399,591
Federal National Mortgage Assoc., due 01/17/06	350,000	349,323
Federal National Mortgage Assoc., due 01/26/06	450,000	448,636
Federal National Mortgage Assoc., due 02/07/06	1,100,000	1,095,129

Total United States Government Agencies (Cost $2,915,350)		2,915,350

	Shares Held	Value

MONEY MARKET MUTUAL FUND (0.81%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $281,814)	281,814	$281,814

Total Short-Term Investments (Cost $4,797,164)		4,797,164

Total Investments (99.40%) (Cost $34,507,575)		34,737,480

OTHER ASSETS LESS LIABILITIES (0.60%)
Cash, receivables, prepaid expense and other assets, less liabilities		208,362

Total Net Assets (100.00%)		$34,945,842

(1)	Each unit was purchased at 104.481 on 04/20/01. As of 12/31/05, the carrying value of each unit was 114.431, representing $801,017 or 2.29% of total net assets.
(2)	The company filed for bankruptcy protection on 09/15/05. Interest payments are current at 12/31/05.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO

December 31, 2005

	Shares Held	Value

PREFERRED STOCKS (0.97%)
HOLDING AND OTHER INVESTMENT OFFICES
New Plan Excel Realty Trust- Series D, 7.80% (Cost $350,000)	7,000	$359,625

	Principal Amount
CORPORATE BONDS (63.63%)
APPAREL AND ACCESSORY STORES (4.02%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$1,400,000	1,491,000

CHEMICALS AND ALLIED PRODUCTS (4.65%)
Lyondell Chemical Co., 9.625%, due 05/01/07	900,000	943,875
Nova Chemicals, Ltd., 7.875%, due 09/15/25	800,000	780,000

		1,723,875
COMMUNICATIONS (1.36%)
Telephone & Data Systems, Inc., 7.00%, due 08/01/06	500,000	503,975

ELECTRIC, GAS AND SANITARY SERVICES (9.29%)
Alliant Energy Resources, Inc., 9.75%, due 01/15/13	1,000,000	1,253,690
ESI Tractebel, 7.99%, due 12/30/11	285,000	300,546
Indianapolis Power & Light Co., 7.05%, due 02/01/24	750,000	772,680
Semco Energy, Inc., 7.125%, due 05/15/08	900,000	915,750
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	193,776	201,085

		3,443,751
GENERAL MERCHANDISE STORES (0.03%)
DR Structured Finance, 8.35%, due 02/15/04 (1)	115,462	11,546

HOLDING AND OTHER INVESTMENT OFFICES (16.25%)
Bradley Operating LP, 7.20%, due 01/15/08	450,000	463,194
Federal Realty Investment Trust, 7.48%, due 08/15/26	600,000	634,723
First Industrial LP, 7.60%, due 07/15/28	700,000	785,575
First Industrial LP, 7.75%, due 04/15/32	500,000	574,450
HRPT Properties, 6.25%, due 08/15/16	375,000	392,831

	Principal Amount	Value

iStar Financial, Inc., 7.00%, due 03/15/08	$300,000	$311,730
iStar Financial, Inc.-Series B, 5.70%, due 03/01/14	1,171,000	1,160,766
Price Development Co., 7.29%, due 03/11/08	337,500	344,507
Spieker Properties LP, 7.35%, due 12/01/17	1,200,000	1,355,028

		6,022,804
INSURANCE CARRIERS (4.67%)
Markel Capital Trust, 8.71%, due 01/01/46	1,000,000	1,065,180
PXRE Capital Trust, 8.85%, due 02/01/27	670,000	664,975

		1,730,155
MOTION PICTURES (2.49%)
Time Warner, Inc., 8.375%, due 03/15/23	800,000	922,536

PAPER AND ALLIED PRODUCTS (7.81%)
Bowater, Inc., 9.375%, due 12/15/21	900,000	895,500
Cascades, Inc., 7.25%, due 02/15/13	1,000,000	920,000
Potlatch Corp., 13.00%, due 12/01/09	900,000	1,077,750

		2,893,250
TRANSPORTATION — BY AIR (3.64%)
Continental Airlines, Inc., 7.461%, due 04/01/15	1,234,985	1,154,217
Northwest Airlines-Series 1999-2A, 7.575%, due 03/01/19 (2)	194,694	195,171

		1,349,388
WATER TRANSPORTATION (5.90%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	1,100,000	1,210,000
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21 (3)	1,000,000	976,680

		2,186,680
WHOLESALE TRADE — NONDURABLE GOODS (3.52%)
Safeway, Inc., 7.45%, due 09/15/27	1,200,000	1,305,852

Total Corporate Bonds (Cost $22,920,659)		23,584,812

UNITED STATES GOVERNMENT AGENCIES (13.81%)
Federal Home Loan Bank, 5.50%, due 05/18/15	1,000,000	991,136
Federal Home Loan Mortgage Corp., 5.50%, due 10/01/25	1,000,000	997,780
Federal Home Loan Mortgage Corp., 5.50%, due 08/01/35	1,453,814	1,437,646

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO (continued)

	Principal Amount	Value
UNITED STATES GOVERNMENT AGENCIES (13.81%) — continued

Federal National Mortgage Assoc., 5.55%, due 06/08/15	$1,000,000	$993,165
Federal National Mortgage Assoc., 6.00%, due 11/09/15	700,000	699,022

Total United States Government Agencies (Cost $5,126,275)		5,118,749

SHORT-TERM INVESTMENTS (20.20%)
COMMERCIAL PAPER (3.91%)
DEPOSITORY INSTITUTIONS (3.24%)
Citigroup CP, 4.26%, due 01/17/06	1,200,000	1,200,000

NONDEPOSITORY INSTITUTIONS (0.67%)
American General Finance Corp., 4.29%, due 01/11/06	250,000	250,000

Total Commercial Paper (Cost $1,450,000)		1,450,000

UNITED STATES GOVERNMENT AGENCIES (15.48%)
Federal Home Loan Bank, due 01/11/06	700,000	699,106
Federal Home Loan Bank, due 01/25/06	400,000	398,845
Federal Home Loan Mortgage Corp., due 01/03/06	1,000,000	999,656
Federal National Mortgage Assoc., due 01/09/06	1,850,000	1,848,123
Federal National Mortgage Assoc., due 01/17/06	300,000	299,420
Federal National Mortgage Assoc., due 02/01/06	400,000	398,505
Federal National Mortgage Assoc., due 02/07/06	1,100,000	1,095,129

Total United States Government Agencies (Cost $5,738,784)		5,738,784

	Shares Held	Value

MONEY MARKET MUTUAL FUND (0.81%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $299,803)	299,803	$299,803

Total Short-Term Investments (Cost $7,488,587)		7,488,587

Total Investments (98.61%) (Cost $35,885,521)		36,551,773

OTHER ASSETS LESS LIABILITIES (1.39%)
Cash, receivables, prepaid expense and other assets, less liabilities		515,569

Total Net Assets (100.00%)		$37,067,342

(1)	This security is past due. Partial or no interest was received from this security on its last scheduled interest payment date.
(2)	The company filed for bankruptcy protection on 09/15/05. Interest payments are current at 12/31/05.
(3)	Each unit was purchased at 80.500 on 08/26/99. As of 12/31/05, the carrying value of each unit was 97.668, representing $976,680 or 2.63% of net assets.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO

December 31, 2005

	Shares Held	Value

COMMON STOCKS (56.30%)
APPAREL AND OTHER TEXTILE PRODUCTS (0.35%)
Jones Apparel Group, Inc.	9,600	$294,912

AUTOMOTIVE REPAIR, SERVICES AND PARKING (0.65%)
Ryder System, Inc.	13,300	545,566

BUSINESS SERVICES (0.49%)
Affiliated Computer Services, Inc. (1)	3,800	224,884
Electronic Data Systems Corp.	7,500	180,300

		405,184
CHEMICALS AND ALLIED PRODUCTS (9.59%)
Bristol-Myers Squibb Co.	19,605	450,523
Colgate-Palmolive Co.	4,230	232,015
E.I. du Pont de Nemours & Co.	16,475	700,187
GlaxoSmithKline PLC	4,700	237,256
IVAX Corp. (1)	21,375	669,679
Johnson & Johnson	18,997	1,141,720
KV Pharmaceutical Co.-Class A (1)	12,600	259,560
Merck & Co., Inc.	15,158	482,176
Mylan Laboratories, Inc.	24,375	486,525
Olin Corp.	17,100	336,528
Pfizer, Inc.	57,854	1,349,155
Schering-Plough Corp.	15,700	327,345
Sensient Technologies Corp.	69,045	1,235,906
Taro Pharmaceutical Industries, Ltd. (1)	6,030	84,239

		7,992,814
COMMUNICATIONS (2.03%)
BellSouth Corp.	21,800	590,780
Comcast Corp.-Class A (1)	9,060	235,198
Sprint Nextel Corp.	21,801	509,271
Verizon Communications, Inc.	11,800	355,416

		1,690,665
DEPOSITORY INSTITUTIONS (6.39%)
AmSouth Bancorp.	17,525	459,330
Bank of America Corp.	14,072	649,423
Bank of New York Co., Inc.	11,229	357,644
BOK Financial Corp.	4,600	208,978
Citigroup, Inc.	19,822	961,962
National City Corp.	8,695	291,891
New York Community Bancorp., Inc.	44,834	740,658
U. S. Bancorp.	24,470	731,408
Wachovia Corp.	8,328	440,218
Wilmington Trust Corp.	12,500	486,375

		5,327,887
ELECTRIC, GAS AND SANITARY SERVICES (4.59%)
Alliant Energy Corp.	22,115	620,105

	Shares Held	Value

Atmos Energy Corp.	38,252	$1,000,672
Keyspan Corp.	23,660	844,425
Pepco Holdings, Inc.	40,600	908,222
Xcel Energy, Inc.	24,690	455,777

		3,829,201
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (0.72%)
Cisco Systems, Inc. (1)	20,100	344,112
Emerson Electric Co.	800	59,760
Helen of Troy, Ltd. (1)	12,334	198,701

		602,573
FOOD AND KINDRED PRODUCTS (1.56%)
Anheuser-Busch Cos., Inc.	7,910	339,814
ConAgra Foods, Inc.	24,914	505,256
Sara Lee Corp.	24,100	455,490

		1,300,560
FOOD STORES (0.57%)
Kroger Co. (1)	25,186	475,512

GENERAL MERCHANDISE STORES (1.59%)
Federated Department Stores, Inc.	3,831	254,110
Fred’s, Inc.	27,440	446,449
Wal-Mart Stores, Inc.	13,390	626,652

		1,327,211
HEALTH SERVICES (1.19%)
Health Management Associates, Inc.	17,400	382,104
Lifepoint Hospitals, Inc. (1)	8,429	316,088
Universal Health Services, Inc.-Class B	6,350	296,799

		994,991
HOLDING AND OTHER INVESTMENT OFFICES (1.46%)
Highwoods Properties, Inc.	12,960	368,712
Tortoise Energy Capital Corp.	38,108	847,522

		1,216,234
INDUSTRIAL MACHINERY AND EQUIPMENT (2.43%)
Hewlett-Packard Co.	6,900	197,547
Ingersoll-Rand Co., Ltd.-Class A	20,444	825,324
SPX Corp.	8,696	398,016
Stanley Works (The)	12,500	600,500

		2,021,387
INSTRUMENTS AND RELATED PRODUCTS (1.29%)
Becton Dickinson & Co.	13,835	831,207
Fisher Scientific International, Inc. (1)	3,920	242,491

		1,073,698
INSURANCE CARRIERS (3.17%)
Allstate Corp.	10,395	562,058
American International Group, Inc.	6,170	420,979

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Shares Held	Value

INSURANCE CARRIERS (3.17%) — continued
MBIA, Inc.	4,551	$273,788
MetLife, Inc.	4,855	237,895
Protective Life Corp.	6,200	271,374
Safeco Corp.	7,925	447,762
WellPoint, Inc. (1)	5,328	425,121

		2,638,977
METAL MINING (2.77%)
Barrick Gold Corp.	41,200	1,148,244
Placer Dome, Inc.	50,500	1,157,965

		2,306,209
OIL AND GAS EXTRACTION (3.27%)
Apache Corp.	6,700	459,084
Burlington Resources, Inc.	9,075	782,265
Occidental Petroleum Co.	11,125	888,665
Rowan Cos., Inc.	16,700	595,188

		2,725,202
PAPER AND ALLIED PRODUCTS (3.46%)
Abitibi Consolidated, Inc.	133,500	540,675
Bemis Co., Inc.	21,670	603,726
International Paper Co.	22,900	769,669
Kimberly-Clark Corp.	3,600	214,740
P.H. Glatfelter Co.	31,300	444,147
Sonoco Products Co.	10,600	311,640

		2,884,597
PETROLEUM AND COAL PRODUCTS (2.80%)
BP PLC	8,100	520,182
ConocoPhillips	31,224	1,816,612

		2,336,794
PRIMARY METAL INDUSTRIES (0.07%)
Wolverine Tube, Inc. (1)	11,400	57,684

PRINTING AND PUBLISHING (1.16%)
Belo Corp.-Series A	17,370	371,892
R.R. Donnelley & Sons Co.	10,925	373,744
Tribune Co.	7,375	223,168

		968,804
RAILROAD TRANSPORTATION (0.26%)
Union Pacific Corp.	2,710	218,182

TOBACCO PRODUCTS (0.72%)
Altria Group, Inc.	8,045	601,122

TRANSPORTATION EQUIPMENT (2.51%)
Federal Signal Corp.	36,400	546,364
Honeywell International, Inc.	27,400	1,020,650
ITT Industries, Inc.	5,095	523,868

		2,090,882

	Shares Held	Value

WHOLESALE TRADE — NONDURABLE GOODS (1.21%)
Dean Foods Co. (1)	10,579	$398,405
Safeway, Inc.	25,755	609,363

		1,007,768

Total Common Stocks (Cost $38,863,002)		46,934,616

	Principal Amount
MORTGAGE-BACKED SECURITIES (3.54%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 2796, 7.00%, due 08/01/29	$86,232	90,014
Pool # 3040, 7.00%, due 02/01/31	51,944	54,196
Pool # 3188, 6.50%, due 02/20/32	144,228	149,717
Pool # 3239, 6.50%, due 05/01/32	218,275	226,581
Pool # 3333, 5.50%, due 01/01/33	340,326	342,256
Pool # 3403, 5.50%, due 06/01/33	284,141	285,753
Pool # 3442, 5.00%, due 09/01/33	1,075,020	1,058,408
Pool # 3459, 5.50%, due 10/01/33	738,199	742,387

Total Mortgage-Backed Securities (Cost $2,923,870)		2,949,312

UNITED STATES GOVERNMENT AGENCIES (12.39%)
Federal National Mortgage Assoc., 6.00%, due 11/09/15	975,000	973,638
Government National Mortgage Assoc., 5.00%, due 09/01/23	700,000	689,136
Government National Mortgage Assoc., 5.00%, due 09/01/29	600,000	588,456
Government National Mortgage Assoc., 5.00%, due 05/01/30	1,560,000	1,520,371
Government National Mortgage Assoc., 5.00%, due 04/01/31	1,500,000	1,475,584
Government National Mortgage Assoc., 5.00%, due 06/01/31	1,300,000	1,284,062
Government National Mortgage Assoc., 5.00%, due 05/01/33	780,000	745,192
Government National Mortgage Assoc., 5.00%, due 06/01/33	1,693,200	1,666,949
Government National Mortgage Assoc., 3.47%, due 04/01/34	534,846	515,080
Government National Mortgage Assoc., 4.00%, due 10/01/34	904,660	869,396

Total United States Government Agencies (Cost $10,556,376)		10,327,864

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS (27.69%)
COMMERCIAL PAPER (9.05%)
DEPOSITORY INSTITUTIONS (1.92%)
Citigroup CP, 4.23%, due 01/30/06	$1,600,000	$1,600,000

NONDEPOSITORY INSTITUTIONS (5.93%)
American Express Credit Corp., 4.12%, due 01/05/06	500,000	500,000
American Express Credit Corp., 4.27%, due 01/18/06	500,000	500,000
American General Finance Corp., 4.25%, due 01/05/06	750,000	750,000
American General Finance Corp., 4.16%, due 01/13/06	1,100,000	1,100,000
General Electric Capital Corp., 4.10%, due 01/05/06	300,000	300,000
General Electric Capital Corp., 4.25%, due 01/10/06	1,800,000	1,800,000

		4,950,000
PETROLEUM AND COAL PRODUCTS (1.20%)
Chevron Corp., 4.19%, due 01/20/06	1,000,000	1,000,000

Total Commercial Paper (Cost $7,550,000)		7,550,000

UNITED STATES GOVERNMENT AGENCIES (18.46%)
Federal Home Loan Bank, due 01/18/06	1,091,000	1,088,813
Federal Home Loan Bank, due 01/25/06	2,000,000	1,994,377
Federal Home Loan Bank, due 02/01/06	2,000,000	1,992,648
Federal Home Loan Bank, due 02/03/06	3,000,000	2,988,095
Federal Home Loan Bank, due 02/08/06	2,200,000	2,189,991
Federal Home Loan Mortgage Corp., due 01/10/06	950,000	948,943
Federal Home Loan Mortgage Corp., due 02/21/06	1,400,000	1,391,585
Federal National Mortgage Assoc., due 01/03/06	1,700,000	1,699,426
Federal National Mortgage Assoc., due 02/13/06	1,100,000	1,094,345

Total United States Government Agencies (Cost $15,388,223)		15,388,223

	Shares Held	Value

MONEY MARKET MUTUAL FUND (0.18%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $152,382)	152,382	$152,382

Total Short-Term Investments (Cost $23,090,605)		23,090,605

Total Investments (99.92%) (Cost $75,433,853)		83,302,397

OTHER ASSETS LESS LIABILITIES (0.08%)
Cash, receivables, prepaid expense and other assets, less liabilities		65,705

Total Net Assets (100.00%)		$83,368,102

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO

December 31, 2005

	Annualized Yield on Purchase Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (92.30%)
COMMERCIAL PAPER (16.30%)
NONDEPOSITORY INSTITUTIONS (12.32%)
American Express Credit Corp., 4.18%, due 02/13/06	4.184%	$250,000	$250,000
American General Finance Corp., 4.18%, due 01/30/06	4.184	250,000	250,000
General Electric Capital Corp., 4.27%, due 01/13/06	4.271	275,000	275,000

			775,000
PETROLEUM AND COAL PRODUCTS (3.98%)
Chevron Corp., 4.08%, due 01/26/06	4.081	250,000	250,000

Total Commercial Paper (Cost $1,025,000)			1,025,000

UNITED STATES GOVERNMENT AGENCIES (71.27%)
Federal Farm Credit Bank, due 01/09/06	4.057	200,000	199,800
Federal Home Loan Bank, due 01/06/06	4.124	250,000	249,831
Federal Home Loan Bank, due 02/01/06	4.174	250,000	249,088
Federal Home Loan Bank, due 02/10/06	4.106	250,000	248,852
Federal Home Loan Bank, due 02/15/06	4.218	225,000	223,810
Federal Home Loan Bank, due 02/22/06	4.250	250,000	248,467
Federal Home Loan Bank, due 03/01/06	4.307	225,000	223,418
Federal Home Loan Bank, due 03/08/06	4.355	250,000	248,017
Federal Home Loan Mortgage Corp., due 01/03/06	3.967	300,000	299,902
Federal Home Loan Mortgage Corp., due 01/24/06	4.114	250,000	249,325
Federal Home Loan Mortgage Corp., due 02/07/06	4.160	250,000	248,922
Federal Home Loan Mortgage Corp., due 02/28/06	4.282	275,000	273,110
Federal Home Loan Mortgage Corp., due 03/07/06	4.359	300,000	297,654
Federal National Mortgage Assoc., due 01/04/06	3.969	250,000	249,891
Federal National Mortgage Assoc., due 01/11/06	3.988	225,000	224,730
Federal National Mortgage Assoc., due 01/17/06	4.227	250,000	249,509
Federal National Mortgage Assoc., due 01/23/06	4.170	250,000	249,345
Federal National Mortgage Assoc., due 03/15/06	4.374	250,000	247,803

Total United States Government Agencies (Cost $4,481,474)			4,481,474

UNITED STATES TREASURY OBLIGATION (4.73%)
U.S. Treasury Bill, due 03/23/06 (Cost $297,287)	4.062	300,000	297,287

Total Short-Term Investments (Cost $5,803,761)			5,803,761

OTHER ASSETS LESS LIABILITIES (7.70%)
Cash, receivables, prepaid expense and other assets, less liabilities			483,869

Total Net Assets (100.00%)			$6,287,630

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO

December 31, 2005

	Shares Held	Value

COMMON STOCKS (94.06%)
BUSINESS SERVICES (3.83%)
Microsoft Corp.	93,758	$2,451,772
Oracle Corp. (1)	58,314	712,014

		3,163,786
CHEMICALS AND ALLIED PRODUCTS (15.03%)
Abbott Laboratories	25,260	996,002
Amgen, Inc. (1)	18,200	1,435,252
Bristol-Myers Squibb Co.	36,063	828,728
Dow Chemical Co.	10,720	469,750
E.I. du Pont de Nemours & Co.	16,081	683,442
Eli Lilly & Co.	18,022	1,019,865
Johnson & Johnson	43,580	2,619,158
Merck & Co., Inc.	28,928	920,200
Pfizer, Inc.	45,282	1,055,976
Procter & Gamble Co.	41,042	2,375,511

		12,403,884
COMMUNICATIONS (4.10%)
AT&T, Inc.	35,565	870,987
Comcast Corp.-Class A (1)	22,486	583,736
Verizon Communications	37,307	1,123,687
Viacom, Inc.-Class B	24,668	804,177

		3,382,587
DEPOSITORY INSTITUTIONS (10.96%)
Bank of America Corp.	46,596	2,150,405
Citigroup, Inc.	49,326	2,393,791
J. P. Morgan Chase & Co.	47,270	1,876,146
Wachovia Corp.	25,980	1,373,303
Wells Fargo Co.	19,900	1,250,317

		9,043,962
EATING AND DRINKING PLACES (2.12%)
McDonald’s Corp.	51,752	1,745,077

ELECTRIC, GAS AND SANITARY SERVICES (3.58%)
Dominion Resources, Inc.	11,600	895,520
Exelon Corp.	24,600	1,307,244
Southern Co.	21,650	747,574

		2,950,338
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (8.27%)
Cisco Systems, Inc. (1)	62,268	1,066,028
General Electric Co.	73,576	2,578,839
Intel Corp.	58,206	1,452,822
Motorola, Inc.	37,949	857,268
Texas Instruments, Inc.	27,001	865,922

		6,820,879
FOOD AND KINDRED PRODUCTS (3.00%)
Anheuser Busch Cos., Inc.	11,432	491,119
Coca-Cola Co. (The)	26,389	1,063,741
PepsiCo, Inc.	15,518	916,803

		2,471,663

	Shares Held	Value

FORESTRY (0.51%)
Weyerhaeuser Co.	6,400	$424,576

GENERAL MERCHANDISE STORES (2.42%)
Wal-Mart Stores, Inc.	42,623	1,994,756

INDUSTRIAL MACHINERY AND EQUIPMENT (8.87%)
3M Co.	17,808	1,380,120
Applied Materials, Inc.	24,000	430,560
Caterpillar, Inc.	28,614	1,653,031
Dell, Inc. (1)	31,210	935,988
EMC Corp. (1)	38,068	518,486
Hewlett-Packard Co.	41,279	1,181,818
International Business Machines Corp.	14,821	1,218,286

		7,318,289
INSURANCE CARRIERS (3.14%)
American International Group, Inc.	37,964	2,590,284

LUMBER AND WOOD PRODUCTS (1.27%)
Home Depot, Inc.	25,913	1,048,958

MOTION PICTURES (2.14%)
Disney (Walt) Co.	36,832	882,863
Time Warner, Inc.	50,502	880,755

		1,763,618
NONDEPOSITORY INSTITUTIONS (4.15%)
American Express Co.	52,797	2,716,934
Federal National Mortgage Assoc.	14,400	702,864

		3,419,798
PETROLEUM AND COAL PRODUCTS (7.46%)
Chevron Corp.	39,400	2,236,738
Exxon Mobil Corp.	69,771	3,919,037

		6,155,775
PRIMARY METAL INDUSTRIES (1.11%)
Alcoa, Inc.	30,898	913,654

SECURITY AND COMMODITY BROKERS (0.52%)
Ameriprise Financial, Inc.	10,559	432,919

TOBACCO PRODUCTS (3.53%)
Altria Group, Inc.	38,965	2,911,465

TRANSPORTATION EQUIPMENT (8.05%)
Boeing Co. (The)	32,082	2,253,440
General Motors Corp.	16,700	324,314
Honeywell International, Inc.	38,024	1,416,394
United Technologies Corp.	47,402	2,650,246

		6,644,394

Total Common Stocks (Cost $62,442,888)		77,600,662

EQUITRUST VARIABLE INSURANCE SERIES FUND

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO (continued)

	Shares Held	Value

SHORT-TERM INVESTMENTS (5.90%)
MONEY MARKET MUTUAL FUND (0.15%)
JPMorgan U.S. Treasury Plus Money Market Fund (Cost $125,253)	125,253	$125,253

	Principal Amount
COMMERCIAL PAPER (1.54%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp., 4.11%, due 01/04/06	$350,000	350,000
General Electric Capital Corp., 4.26%, due 01/18/06	925,000	925,000

Total Commercial Paper (Cost $1,275,000)		1,275,000

UNITED STATES GOVERNMENT AGENCIES (4.21%)
Federal National Mortgage Assoc., due 01/11/06	1,032,000	1,030,724
Federal National Mortgage Assoc., due 01/26/06	1,000,000	996,960
Federal National Mortgage Assoc., due 02/01/06	750,000	747,196
Federal National Mortgage Assoc., due 02/15/06	700,000	696,270

Total United States Government Agencies (Cost $3,471,150)		3,471,150

Total Short-Term Investments (Cost $4,871,403)		4,871,403

Total Investments (99.96%) (Cost $67,314,291)		82,472,065

OTHER ASSETS LESS LIABILITIES (0.04%)
Cash, receivables, prepaid expense and other assets, less liabilities		29,340

Total Net Assets (100.00%)		$82,501,405

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1.	Significant Accounting Policies

Organization

EquiTrust Variable Insurance Series Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company, or mutual fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). Shares of the Fund are sold only to certain life insurance companies’ separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (see Note 3).

Security Valuation

All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. In situations where market quotations are not readily available or quoted market prices are not reliable, investments are valued at fair value in accordance with the procedures adopted by the Fund’s Board of Trustees. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.

The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

Income and Investment Transactions

For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

Dividends and Distributions to Shareholders

On each day that the net asset value per share is calculated in the High Grade Bond and Strategic Yield Portfolios, that Portfolio’s net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the Money Market Portfolio, each day the net asset value per share is calculated, net investment income and any realized gains and losses from investment transactions will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other Portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for certain basis adjustments resulting from a taxable spin-off and taxable mergers. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

1.	Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the Board of Trustees, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

As of December 31, 2005, the following Portfolios had approximate net capital loss carryforwards set forth below:

	Portfolio
Net Capital Loss Carryforwards Expire In:	Value Growth	Strategic Yield	Blue Chip
2008	$977,000	$—	$—
2010	—	1,689,000	1,786,000
2011	—	571,000	4,672,000
2012	—	—	556,000
2013	—	—	60,000

	$977,000	$2,260,000	$7,074,000

During 2005, the Value Growth and Strategic Yield Portfolios utilized approximately $5,415,000 and $2,000 of capital loss carryforwards, respectively.

As of December 31, 2005, the Strategic Yield Portfolio had post-October capital losses of $98 that were deferred to the first day of the next fiscal year.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Federal Income Taxes (continued)

As of December 31, 2005, the components of accumulated earnings and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

	Portfolio
	Value Growth	Managed
Undistributed ordinary income	$836,213	$1,977,143
Accumulated capital gains (losses)	(976,836)	4,643,149
Net unrealized appreciation of investments	5,185,523	8,019,617

Total accumulated earnings	$5,044,900	$14,639,909

Differences between book and tax amounts are primarily attributable to taxable spin-offs, mergers and corporate inversions.

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) annual investment advisory and management fees, which are based on each portfolio’s average daily net assets as follows: Value Growth Portfolio — 0.45%; High Grade Bond Portfolio — 0.30%; Strategic Yield Portfolio — 0.45%; Managed Portfolio — 0.45%; Money Market Portfolio — 0.25%; and Blue Chip Portfolio — 0.20%, and (2) accounting fees, which are based on each Portfolio’s daily net assets at an annual rate of 0.05%, with a maximum per Portfolio annual expense of $30,000.

The Fund entered into an agreement with EquiTrust Investment whereby EquiTrust Investment also serves as the Fund’s shareholder service, transfer and dividend disbursing agent. EquiTrust Marketing Services, LLC serves as the principal underwriter and distributor. There are no fees paid by the Fund associated with these services.

EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of each Portfolio’s average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the Portfolio for such period. During the year ended December 31, 2005, EquiTrust Investment further agreed to reimburse any Portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2005, no expense reimbursements were made to the Fund by EquiTrust Investment.

Certain officers and trustees of the Fund are also officers of EquiTrust Investment, Farm Bureau Life Insurance Company and other affiliated entities. As of December 31, 2005, the total number of the shares of each Portfolio owned by Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company and related separate accounts were as follows:

Portfolio	Shares
Value Growth	4,335,512
High Grade Bond	3,218,091
Strategic Yield	3,685,454
Managed	5,101,212
Money Market	5,514,010
Blue Chip	2,286,272

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

4.	Capital Share Transactions

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares Sold		Shares Issued In Reinvestment of Dividends and Distributions		Shares Redeemed		Net Increase (Decrease)
Portfolio	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended December 31, 2005:
Value Growth	221,957	$2,908,508	53,423	$665,116	358,299	$4,688,291	(82,919)	$(1,114,667)
High Grade Bond	664,378	6,808,079	149,086	1,528,984	262,031	2,690,002	551,433	5,647,061
Strategic Yield	833,599	7,731,637	206,966	1,920,635	254,892	2,373,545	785,673	7,278,727
Managed	655,902	10,084,258	175,742	2,597,468	334,379	5,134,191	497,265	7,547,535
Money Market	36,520,136	36,520,136	122,167	122,167	36,946,738	36,946,738	(304,435)	(304,435)
Blue Chip	116,352	4,011,812	48,130	1,621,030	241,530	8,334,683	(77,048)	(2,701,841)

Year ended December 31, 2004:
Value Growth	272,309	$3,248,659	47,356	$563,058	314,657	$3,757,688	5,008	$54,029
High Grade Bond	498,678	5,149,599	124,573	1,289,118	293,329	3,040,003	329,922	3,398,714
Strategic Yield	547,463	5,049,478	181,300	1,675,145	250,424	2,315,693	478,339	4,408,930
Managed	436,280	6,407,882	94,010	1,367,844	282,774	4,163,866	247,516	3,611,860
Money Market	29,459,979	29,459,979	33,224	33,224	29,628,690	29,628,690	(135,487)	(135,487)
Blue Chip	174,207	5,808,441	35,399	1,194,008	166,223	5,550,599	43,383	1,451,850

5.	Investment Transactions

For the year ended December 31, 2005, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$8,907,956	$13,540,833
High Grade Bond	1,893,282	191,161
Strategic Yield	588,610	239,992
Managed	9,979,378	12,986,831
Blue Chip	—	—

The basis of the Fund’s investments in securities and the net unrealized appreciation of investments for U.S. federal income tax purposes as of December 31, 2005, by Portfolio, was composed of the following:

Portfolio	Tax Cost of Investments in Securities	Gross Unrealized		Net Unrealized Appreciation of Investments
		Appreciation	Depreciation
Value Growth	$55,030,258	$10,234,508	$5,048,985	$5,185,523
High Grade Bond	34,507,575	474,130	244,225	229,905
Strategic Yield	35,885,521	1,120,476	454,224	666,252
Managed	75,282,780	11,137,585	3,117,968	8,019,617
Blue Chip	67,314,291	24,533,063	9,375,289	15,157,774

The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments’ carrying value.

EQUITRUST VARIABLE INSURANCE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Dividends and Distributions to Shareholders

Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:

	Portfolio
Payable Date	High Grade Bond	Strategic Yield	Money Market
January 31, 2005	$0.0378	$0.0430	$0.0014
February 28, 2005	0.0383	0.0475	0.0014
March 31, 2005	0.0395	0.0454	0.0016
April 29, 2005	0.0366	0.0412	0.0017
May 31, 2005	0.0398	0.0443	0.0020
June 30, 2005	0.0404	0.0454	0.0020
July 29, 2005	0.0367	0.0408	0.0021
August 31, 2005	0.0425	0.0463	0.0025
September 30, 2005	0.0416	0.0432	0.0023
October 31, 2005	0.0397	0.0433	0.0022
November 30, 2005	0.0403	0.0442	0.0025
December 30, 2005	0.0410	0.0456	0.0031

Total dividends per share	$0.4742	$0.5302	$0.0248

None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended December 31, 2005 for the following Portfolios:

Ordinary Income Dividends:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share	Percent Qualifying for Deductions by Corporations
Value Growth	1/19/05	1/19/05	1/20/05	$0.1482	100%
Managed	1/19/05	1/19/05	1/20/05	0.2711	77%
Blue Chip	1/19/05	1/19/05	1/20/05	0.6730	100%

Capital Gains Distributions:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share
High Grade Bond	1/19/05	1/19/05	1/20/05	$0.0151
Managed	1/19/05	1/19/05	1/20/05	0.2715

The federal income tax character of dividends and distributions to shareholders during 2005 and 2004 was the same for financial reporting purposes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS

Years Ended December 31, 2005, 2004, 2003, 2002 and 2001

	Value Growth Portfolio					High Grade Bond Portfolio					Strategic Yield Portfolio
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.98	$11.76	$9.14	$10.39	$9.92	$10.38	$10.42	$10.39	$10.08	$9.82	$9.37	$9.13	$8.75	$8.90	$8.82
Income From Investment Operations
Net investment income	0.19	0.15	0.12	0.14	0.18	0.47	0.45	0.47	0.50	0.62	0.53	0.55	0.63	0.62	0.73
Net gains (losses) on securities (both realized and unrealized)	0.63	1.20	2.64	(1.20)	0.50	(0.20)	—	0.08	0.32	0.26	(0.23)	0.24	0.38	(0.15)	0.08

Total from investment operations	0.82	1.35	2.76	(1.06)	0.68	0.27	0.45	0.55	0.82	0.88	0.30	0.79	1.01	0.47	0.81

Less Distributions
Dividends (from net investment income)	(0.15)	(0.13)	(0.14)	(0.19)	(0.21)	(0.47)	(0.45)	(0.47)	(0.50)	(0.62)	(0.53)	(0.55)	(0.63)	(0.62)	(0.73)
Distributions (from capital gains)	—	—	—	—	—	(0.02)	(0.04)	(0.05)	(0.01)	—	—	—	—	—	—

Total distributions	(0.15)	(0.13)	(0.14)	(0.19)	(0.21)	(0.49)	(0.49)	(0.52)	(0.51)	(0.62)	(0.53)	(0.55)	(0.63)	(0.62)	(0.73)

Net asset value, end of period	$13.65	$12.98	$11.76	$9.14	$10.39	$10.16	$10.38	$10.42	$10.39	$10.08	$9.14	$9.37	$9.13	$8.75	$8.90

Total Return:
Total investment return based on net asset value (1)	6.41%	11.53%	30.68%	(10.43)%	6.98%	2.65%	4.30%	5.43%	8.37%	9.10%	3.26%	8.94%	11.97%	5.43%	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$60,223	$58,354	$52,812	$40,953	$45,522	$34,946	$29,980	$26,659	$24,984	$18,908	$37,067	$30,637	$25,498	$22,395	$20,182
Ratio of total expenses to average net assets	0.58%	0.58%	0.63%	0.59%	0.57%	0.45%	0.45%	0.49%	0.46%	0.45%	0.59%	0.59%	0.65%	0.61%	0.59%
Ratio of net expenses to average net assets	0.58%	0.58%	0.63%	0.59%	0.57%	0.45%	0.45%	0.49%	0.46%	0.45%	0.59%	0.59%	0.65%	0.61%	0.59%
Ratio of net investment income to average net assets	1.42%	1.22%	1.26%	1.46%	1.89%	4.63%	4.34%	4.51%	4.92%	6.10%	5.71%	5.98%	7.07%	7.04%	7.93%
Portfolio turnover rate	18%	17%	17%	15%	40%	12%	26%	28%	22%	17%	1%	34%	32%	34%	33%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Managed Portfolio					Money Market Portfolio					Blue Chip Portfolio
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net asset value, beginning of period	$15.67	$14.73	$12.34	$13.00	$12.58	$1.00	$1.00	$1.00	$1.00	$1.00	$35.17	$33.65	$27.22	$34.14	$39.29
Income From Investment Operations
Net investment income	0.35	0.27	0.30	0.34	0.44	0.02	0.01	0.01	0.01	0.03	0.70	0.67	0.50	0.46	0.50
Net gains (losses) on securities (both realized and unrealized)	0.32	0.97	2.43	(0.57)	0.55	—	—	—	—	—	0.07	1.35	6.38	(6.88)	(4.83)

Total from investment operations	0.67	1.24	2.73	(0.23)	0.99	0.02	0.01	0.01	0.01	0.03	0.77	2.02	6.88	(6.42)	(4.33)

Less Distributions
Dividends (from net investment income)	(0.27)	(0.30)	(0.34)	(0.43)	(0.57)	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)	(0.67)	(0.50)	(0.45)	(0.50)	(0.56)
Distributions (from capital gains)	(0.27)	—	—	—	—	—	—	—	—	—	—	—	—	—	(0.26)

Total distributions	(0.54)	(0.30)	(0.34)	(0.43)	(0.57)	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)	(0.67)	(0.50)	(0.45)	(0.50)	(0.82)

Net asset value, end of period	$15.80	$15.67	$14.73	$12.34	$13.00	$1.00	$1.00	$1.00	$1.00	$1.00	$35.27	$35.17	$33.65	$27.22	$34.14

Total Return:
Total investment return based on net asset value (1)	4.53%	8.58%	22.72%	(1.80)%	8.12%	2.50%	0.74%	0.52%	1.16%	3.51%	2.29%	6.07%	25.70%	(19.07)%	(11.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$83,368	$74,876	$66,733	$54,428	$53,795	$6,288	$6,592	$6,728	$8,150	$9,320	$82,501	$84,960	$79,832	$63,699	$79,124
Ratio of total expenses to average net assets	0.56%	0.56%	0.62%	0.58%	0.56%	0.61%	0.56%	0.59%	0.52%	0.50%	0.31%	0.30%	0.36%	0.31%	0.28%
Ratio of net expenses to average net assets	0.56%	0.56%	0.62%	0.58%	0.56%	0.61%	0.56%	0.59%	0.52%	0.48%	0.31%	0.30%	0.36%	0.31%	0.28%
Ratio of net investment income to average net assets	2.34%	1.87%	2.35%	2.73%	3.47%	2.47%	0.72%	0.53%	1.16%	3.41%	1.98%	2.00%	1.72%	1.50%	1.42%
Portfolio turnover rate	24%	26%	24%	18%	40%	—%	—%	—%	—%	—%	—%	1%	17%	—%	—%

Note: Net investment income per share amounts have been calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

EquiTrust Variable Insurance Series Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Variable Insurance Series Fund [comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios] as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Variable Insurance Series Fund at December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

February 1, 2006

OFFICERS AND TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Persons(2)

Craig A. Lang (54)	President and Trustee	Since 2002	Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemen’s Beef Board; Dairy Farmer.	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc. (Newton, Iowa); Vice Chair, Iowa Economic Development Board (Des Moines, Iowa)

William J. Oddy (61)	Vice President and Trustee	Since 1981	Chief Executive Officer and Management Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer and Director, EquiTrust Investment Management Services, Inc.; Vice President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

James W. Noyce (50)	Chief Financial Officer and Treasurer	Since 1996	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.

Dennis M. Marker (54)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Vice President and Director, FBL Leasing Services, Inc.

Stephen M. Morain (60)	Senior Vice President and General Counsel	Since 1982	General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.

JoAnn Rumelhart (52)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC.; Executive Vice President, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Vice President, EquiTrust Life Insurance Company.

John M. Paule (49)	Chief Marketing Officer	Since 2000	Chief Marketing Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC.

Lou Ann Sandburg (57)	Vice President-Investments and Assistant Treasurer	Since 1999	Vice President-Investments and Assistant Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Kristi Rojohn (42)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rob Ruisch (39)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Karen Garza (36)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rebecca L. Howe (51)	Assistant Secretary	Since 2003	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Jennifer Morgan (35)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Jodi Winslow (30)	Assistant Secretary	Since 2004	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Non-Interested Persons

Erwin H. Johnson (63) 1841 March Avenue Charles City, Iowa 50616-9115	Trustee	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner; Iowa State University Cooperative Extension Service; Seed Sales, Syngenta.	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (63) 51606 590th Street Atlantic, Iowa 50022-8233	Trustee	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (49) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Trustee	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants.	13

James D. Wallace (51) 1111 Ashworth Road West Des Moines, Iowa 50265	Trustee	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries; former President and CEO, National Travelers Life Company and various subsidiaries.	13

Erlin J. Weness (61) 1620 Pinewood Drive Worthington, Minnesota 56187	Trustee	Since 2003	Owner and Operator, Weness Consulting; Extension Educator — Farm Management, University of Minnesota.	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota) and First Rushmore Bancorporation (Worthington, Minnesota)

1	Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign. Each trustee shall serve as trustee until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee and until a successor is elected and qualified, or until such trustee sooner dies, resigns or is removed.
2	All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Messrs. Lang and Oddy are interested trustees of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated persons of the Adviser and Distributor.

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.

The officers and trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. All of the Fund’s officers and interested trustees are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested trustees serve without any compensation from the Fund. Each of the trustees not affiliated with the Adviser and/or the Distributor or an affiliate thereof is compensated by the Fund. Effective January 1, 2006, each unaffiliated trustee will receive an annual retainer of $8,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,500 plus expenses for each trustees’ meeting of the EquiTrust Mutual Funds attended. A fee of $1,000 shall be paid for each committee meeting attended. The chairperson of a committee shall be paid $750 for each committee meeting attended. A fee of $250 shall be paid for each telephonic board meeting attended. For the fiscal year ended December 31, 2005, the Fund paid trustees’ fees totaling $25,583.

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

On November 17, 2005 the Board of Trustees, including a majority of the trustees who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent trustees”), approved for continuance the Investment Advisory and Management Services Agreement dated April 6, 1987, as amended August 21, 1996, May 1, 1997 and May 21, 2003 (the “Agreement”) between EquiTrust Variable Insurance Series Fund (the “Fund”) and EquiTrust Investment Management Services, Inc. (the “Adviser”).

The Board of Trustees, including a majority of the independent trustees, determined that approval of the Agreement was in the best interests of the Fund. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that the Adviser has managed each Portfolio since its inception. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Portfolios knowing that the Adviser managed the Portfolios and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Portfolios, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.

The Board also reviewed and discussed reports prepared by the Adviser containing information on each Portfolio’s total returns and average annual total returns over various periods of time as compared to relevant market indices and a peer group of funds pursuing broadly similar strategies. The Board also considered for each Portfolio, with the exception of the Money Market Portfolio, the Portfolio’s Morningstar rating. The Board concluded that as to each Portfolio, the investment performance was satisfactory, and in some cases, good versus relevant market indices, and was in line with the other mutual funds included in the reports. Based on the information provided, the Board concluded that the nature and extent of services provided to each Portfolio were appropriate and that the quality was good.

Fees and Expenses. For each Portfolio, the Board compared the amounts paid to the Adviser for advisory services and each Portfolio’s expense ratio with other registered funds pursuing broadly similar strategies as included in reports prepared by the Adviser. This information showed that, with the exception of the High Grade Bond Portfolio, the advisory fee of each Portfolio was below average compared to other mutual funds pursuing broadly similar strategies. This information also showed that the expense ratio for each Portfolio was below average compared to similar mutual funds. In addition, the Board considered amounts paid to the Adviser by other EquiTrust funds. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different than the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds. Based on the information considered, the Board concluded that each Portfolio’s advisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from each Portfolio, and requested and received from the Adviser information on each Portfolio’s net assets and expense ratios over a ten-year period. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded for each Portfolio that the Adviser’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Portfolio grows and whether fee levels reflect economies of scale for the benefit of Portfolio shareholders. The Board reviewed each Portfolio’s net assets and expense ratios over a ten-year period. The Board noted that the High Grade Bond, Strategic Yield and Value Growth Portfolios have advisory fee breakpoints designed to share economies of scale with shareholders. The Board also considered that the current size of each Portfolio does not lend itself to economies of scale. The Board concluded with respect to each of the Portfolios, that the total expense ratios were reasonable.

Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services and fees received by an affiliate of the Adviser for distribution services. The Board also considered that the Adviser does not engage in soft dollar arrangements in connection with brokerage transactions for the Portfolios. The Board concluded that, taking into account these benefits, the Portfolios’ advisory fees were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

INFORMATION ON PROXY VOTING:

EquiTrust Variable Insurance Series Fund (the “Fund”) has delegated the authority to vote proxies related to the Fund’s portfolio securities to the Fund’s investment adviser, EquiTrust Investment Management Services, Inc. (the “Adviser”). A description of the policies and procedures that the Adviser uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund’s Statement of Additional information, which can be found on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2005 is available without charge, by calling the toll-free number listed above or by accessing the SEC’s website.

FORM N-Q DISCLOSURE:

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at its principal executive office.

Item 3. Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(2) The audit committee financial expert is James D. Wallace. Mr. Wallace is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s fiscal years ended December 31, 2004 and December 31, 2005, the aggregate fees billed by the Fund’s principal accountant for the audit of the Fund’s financial statements were $49,000 and $54,900, respectively.

(b)	Audit-Related Fees: There were no audit-related fees billed to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005.

(c)	Tax Fees: None.

(d)	All Other Fees: For the Fund’s fiscal years ended December 31, 2004 and December 31, 2005, the aggregate fees billed by the Fund’s principal accountant included fees related to the audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; as well as fees for services performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund. The amounts of these fees are as follows:

Fiscal Year Ended:	December 31, 2004	December 31, 2005
Fees related to audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. and for research and consultation on miscellaneous accounting matters	$69,250	$75,008
Services performed for EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc. related to the audits of these entities and for research and consultation on miscellaneous accounting matters	$35,300	$42,700

(e)	(1) The Fund’s Audit Committee adopted the following pre-approval policies and procedures:

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

. . .

C.	Independent registered public accounting firm

. . .

2.	Pre-approve any engagement of the independent registered public accounting firm to provide any services to the Fund, including the fees and other compensation to be paid to the independent registered public accounting firm. Notwithstanding the above, the independent registered public accounting firm shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

a.	bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.	financial information systems design and implementation;

c.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.	actuarial services;

e.	internal audit outsourcing services;

f.	management functions or human resources;

g.	broker or dealer, investment adviser, or investment banking services;

h.	legal services and expert services unrelated to the audit; and

i.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.	Pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser (or any “control affiliate”[1] of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

[1]	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

•	The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $5000. Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval. In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

•	Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(a)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(a)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

. . .

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-audit Fees: There were no non-audit fees billed by the Fund’s principal accountant for services rendered to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund for the fiscal years ended December 31, 2004 and December 31, 2005.

(h)	The Audit Committee of the Board of Trustees of the Fund has reviewed the statement of independence provided by Ernst & Young, the Fund’s principal accountant, considered whether the provision of non-audit services by the firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund is compatible with such firm’s independence with respect to the Fund, and concluded that the non-audit services provided by Ernst & Young does not compromise that firm’s independence with regard to the Fund.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable. See Item 2(a).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EquiTrust Variable Insurance Series Fund

By:	/s/ Dennis M. Marker
Name:	Dennis M. Marker
Title:	Chief Executive Officer
Date:	February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
Name:	Dennis M. Marker
Title:	Chief Executive Officer
Date:	February 24, 2006

By:	/s/ James W. Noyce
Name:	James W. Noyce
Title:	Chief Financial Officer
Date:	February 24, 2006